                                                                   EXHIBIT 10.18


                      THIRD AMENDMENT, WAIVER AND CONSENT


        THIS THIRD AMENDMENT, WAIVER AND CONSENT dated as of April 16, 2001 (this "Amendment") amends the Amended and Restated Credit Agreement dated as of February 15, 2000 (as previously amended, the "Credit Agreement") among EarthCare Company (the "Company"), various financial institutions (the "Banks") and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

        WHEREAS, the Company, the Banks and the Administrative Agent have entered into the Credit Agreement; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement shall be amended as follows:

        1.1     Addition of Definition. The following definition is added to
Section 1.1 in appropriate alphabetical order:

                EarthAmerica Subsidiaries means, collectively, the Subsidiaries listed under the heading "EarthAmerica Subsidiaries" on Schedule 9.8.

        1.2 Amendment to Definition of "Floating Rate Margin". The definition of "Floating Rate Margin" is amended in its entirety to read as follows:

                Floating Rate Margin means 1.50%.

        1.3 Amendment to Section 10.6.7. Section 10.6.7 (Minimum EBITDA Covenant) is amended in its entirety to read as follows:

                10.6.7 Minimum EBITDA. Not permit Adjusted EBITDA (as defined below) for any period beginning on January 1, 2001 and ending on the last day of any month thereafter to be less than the sum of (i) product of $500,000 multiplied by the number of months (or, with respect to the month in which the sale of the EarthAmerica Subsidiaries occurs, a fraction, the numerator of which is the number of days in such month prior to the date of sale and the denominator of which is the number of days in such month) elapsed between January 1, 2001 (i.e., $500,000 as of January 31, 2001, $1,000,000 as of February 28, 2001, etc.)

        and the date on which the sale of the EarthAmerica Subsidiaries has been consummated plus (ii) the product of $375,000 multiplied by the number of months (or, with respect to the month in which the sale of the EarthAmerica Subsidiaries occurs, a fraction, the numerator of which is the number of days in such month from the date of such sale and the denominator of which is the number of days in such month) elapsed since the date on which the sale of the EarthAmerica Subsidiaries has been consummated. For purposes of the foregoing, "Adjusted EBITDA" means EBITDA calculated (i) without including any financial results from ERMFI and (ii) with the addition of the first $2,800,000 of non-cash charges, to the extent taken in the applicable period, related to the writeoff of the Company's investment in Crossroads Environmental.

        1.4 Addition of Section 12.1.12. The following new Section 12.1.12 is added to the Credit Agreement in appropriate numerical sequence to read as follows:

                12.1.12 Sale of EarthLiquids Subsidiaries and EarthAmerica Subsidiaries. The Company shall fail to consummate both (a) the sale of the EarthLiquids Subsidiaries for cash consideration (net of reasonable fees and expenses) of at least $31,000,000 within 45 days following the effectiveness of the Third Amendment to this Agreement, provided that no Event of Default shall be deemed to have occurred for failure of the Company to comply with this subsection (a) if the Company has engaged a strategic advisor acceptable to the Required Banks within 45 days following the effectiveness of the Third Amendment to this Agreement to facilitate the sale of the EarthLiquids Subsidiaries; and (b) the sale of the EarthAmerica Subsidiaries for cash consideration of at least $24,000,000 by April 30, 2001.

        1.5 Amendment to Schedule 9.8. Schedule 9.8 is amended in its entirety to read as set forth as Schedule 9.8 hereto.

        SECTION 2 Waivers; Consents. (a) Subject to the satisfaction of the conditions precedent set forth in Section 4, the Required Banks hereby waive:

                (i) the Company's non-compliance with Section 10.6.7 of the Credit Agreement for the month ended December 31, 2000;

                (ii) through the date hereof, the failure of Donald F. Moorehead, Jr. to deliver collateral to the Administrative Agent in the amount required by the provisions of clause (i) of the fifth paragraph in each of the Individual Guaranty and the Additional Guaranty following the paragraph that begins "NOW, THEREFORE";

                (iii) the delivery to the Administrative Agent of the remaining common stock of ERMFI acquired pursuant to the acquisition of ERMFI (the "ERMFI Common Stock") so long as such ERMFI Common Stock is pledged to and held by CIB Bank;

                (iv) the Company's breach of Section 10.20 of the Credit Agreement with respect to a loan in the amount of $400,000 made by the Company to Donald F. Moorehead, Jr. on December 29, 2000 so long as such loan was repaid on or before January 31, 2001; and

                (v)     the failure by the Company to comply with Sections
        6.1.3 and 6.2 of the Credit Agreement with respect to any Asset Sale prior to the date of the effectiveness of this Amendment so long as the gross proceeds from such Asset Sales did not exceed $500,000.

        (b) Subject to the satisfaction of the conditions precedent set forth in Section 4, the Required Banks hereby consent to:

                (i) the issuance of preferred stock to Donald F. Moorehead, Jr. and Solid Waste Ventures in exchange for Debt owing to them by ERMFI[NEED TO SEE FINAL TERMS], SO LONG AS THE COMPANY DELIVERS TO THE BANKS COPIES OF ALL DOCUMENTS EXECUTED IN CONNECTION WITH SUCH TRANSACTION NO LATER THAN APRIL 20, 2001; and

                (ii) the sale of assets by the Company to ISN Software Corporation pursuant to the Asset Purchase Agreement dated as of October 31, 2000 so long as the Administrative Agent receives, not later than April 30, 2001, an executed acknowledgment and consent in the form of
        Schedule II.

        SECTION 3. Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Banks that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date and (b) no Event of Default or Unmatured Event of Default exists.

        SECTION 4. Effectiveness. The amendments set forth in Section 1 above and the waivers and consents set forth in Section 2 above shall become effective when the Administrative Agent shall have received the following:

        (a) counterparts of this Amendment executed by the Company and the Required Banks;

        (b) a Confirmation, substantially in the form of Exhibit A, signed by the Company and each Subsidiary;

        (c) a Confirmation, substantially in the form of Exhibit B, signed by Donald F. Moorehead, Jr. and Raymond M. Cash;

        (d) a Stock Purchase Warrant, substantially in the form of Exhibit C, signed by the Company, for each Lender representing the right to purchase 75,000 shares of common stock, par value $.01, of the Company for an exercise price of $3.60 per share;

        (e) Stock Purchase Warrants to replace the existing stock purchase warrants issued to the Lenders with a new exercise price of $3.60 per share; and

        (f)     an amendment to the Individual Guaranty in the form of Exhibit
D.

        SECTION 5  Miscellaneous.

        5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

        5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

        5.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such state.

        5.4 Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Administrative Agent and the respective successors and assigns of the Banks and the Administrative Agent.

        5.5 Proceeds of Sale of EarthAmerica Subsidiaries. The Required Banks agree that, notwithstanding the provisions of Sections 6.1.3 and 6.2 of the Credit Agreement, the Company may retain (a) $1,500,000 of the initial $24,000,000 of Net Cash Proceeds from the sale of the EarthAmerica Subsidiaries and (b) the first $2,000,000 of Net Cash Proceeds in excess of $24,000,000 received by the Company from the sale of the EarthAmerica Subsidiaries for its general working capital purposes; provided that all other Net Cash Proceeds shall be applied in accordance with Sections 6.1.3 and 6.2 of the Credit Agreement.

        5.6 Eurodollar Rate Loans. Notwithstanding any provision of the Credit Agreement to the contrary, the Company agrees that, unless the Required Banks otherwise consent in writing, the Company shall have no right to borrow or continue, or to convert Loans into, Eurodollar Rate Loans at any time on or after the effectiveness of this Amendment.

        5.7 Amendment Fees Related to Second Amendment. The Company agrees to pay the amendment fees payable to each of Bank of America and Fleet National Bank in connection with the Second Amendment to the Credit Agreement on the earlier to occur of (i) the completion of the sale of the EarthAmerica Subsidiaries and (ii) June 30, 2001.

        5.8 Collateral to be Pledged by Donald F. Moorehead, Jr.. The Company will cause Donald F. Moorehead, Jr. to provide all documents necessary to perfect the lien of the Administrative Agent in the collateral listed on
Schedule I within 30 days following the effectiveness of this Amendment.

Delivered at Chicago, Illinois, as of the day and year first above written.

                                  EARTHCARE COMPANY

                                  By
                                    ------------------------------------------
                                  Title
                                       ---------------------------------------


                                  BANK OF AMERICA, N.A., as Administrative
                                  Agent


                                  By
                                    ------------------------------------------
                                  Title
                                       ---------------------------------------


                                  BANK OF AMERICA, N.A., as Issuing Bank and as a Bank


                                  By
                                    ------------------------------------------
                                  Title
                                       ---------------------------------------


                                  FLEET NATIONAL BANK, as Syndication Agent and as a Bank


                                  By
                                    ------------------------------------------
                                  Title
                                       ---------------------------------------

                                  CONFIRMATION

                           Dated as of April 16, 2001

To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below


        Please refer to: (a) the Amended and Restated Credit Agreement dated as of February 15, 2000 (as previously amended, the "Credit Agreement") among EarthCare Company, various financial institutions (the "Banks") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"); (b) the other "Loan Documents" (as defined in the Credit Agreement), including the Subsidiary Guaranty and the Security Agreement; and (c) the Third Amendment, Waiver and Consent dated as of April 16, 2001 to the Credit Agreement (the "Third Amendment").

        Each of the undersigned hereby confirms to the Administrative Agent and the Banks that, after giving effect to the Third Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                                        EARTHCARE COMPANY

                                        By:
                                           ---------------------------
                                        Name Printed:
                                                     -----------------
                                        Title:
                                              ------------------------

                                ALL COUNTY RESOURCE MANAGEMENT CORP.
                                BONE DRY ENTERPRISES, INC.
                                BREHMS CESSPOOL SERVICE, INC.
                                EARTHAMERICA COMPANY
                                EARTHAMERICA DISTRIBUTORS, INC.
                                EARTHCARE ACQUISITION SUB, INC.
                                EARTHCARE COMPANY OF FLORIDA
                                EARTHCARE COMPANY OF PENNSYLVANIA
                                EARTHCARE COMPANY OF NEW YORK
                                EARTHCARE COMPANY OF TEXAS
                                EARTHCARE RESOURCE MANAGEMENT OF
                                FLORIDA, INC.
                                EARTHLIQUIDS COMPANY
                                EC ACQUISITIONS, INC.
                                HULSEY ENVIRONMENTAL SERVICES, INC.
                                INTERNATIONAL PETROLEUM CORPORATION
                                INTERNATIONAL PETROLEUM CORPORATION OF LA
                                INTERNATIONAL PETROLEUM CORP. OF
                                MARYLAND
                                INTERNATIONAL PETROLEUM CORP. OF
                                DELAWARE
                                INTERNATIONAL PETROLEUM OF GEORGIA
                                INTERNATIONAL PETROLEUM CORP. OF
                                LAFAYETTE
                                INTERNATIONAL PETROLEUM CORPORATION OF
                                PENNSYLVANIA
                                INTERNATIONAL ENVIRONMENTAL SERVICES, INC.
                                JOHN HULSEY PLUMBING, HEATING & COOLING, INC. LIQUID WASTE CONTROL SYSTEMS, INC.
                                MAGNUM ENVIRONMENTAL SERVICES, INC.
                                MAGNUM WORLD ENTERPRISES, INC.
                                MAGNUM PROPERTY DEVELOPMENT CORPORATION
                                MAGNUM EAST COAST PROPERTIES, LTD.
                                MAGNUM WEST COAST PROPERTIES, LTD.
                                MAGNUM NORTH EAST PROPERTIES, LTD.
                                REIFSNEIDER TRANSPORTATION, INC.
                                SUB-SURFACE LIQUID INJECTION COMPANY, INC.



                                By:
                                   ---------------------------
                                Name Printed:
                                             -----------------
                                Title:
                                      ------------------------

                                  CONFIRMATION

                           Dated as of April 16, 2001

To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

        Please refer to: (a) the Amended and Restated Credit Agreement dated as of February 15, 2000 (as previously amended, the "Credit Agreement") among EarthCare Company, various financial institutions (the "Banks") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"); (b) the Additional Guaranty dated as of October 31, 2000 executed by the undersigned, as amended through the date hereof; and (c) the Third Amendment, Waiver and Consent dated as of April 16, 2001 to the Credit Agreement (the "Third Amendment").

        The undersigned hereby confirms to the Administrative Agent and the Banks that, after giving effect to the Third Amendment and the transactions contemplated thereby, the Additional Guaranty continues in full force and effect and is the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

                                                ------------------------------
                                                Donald F. Moorehead, Jr.

                                   EXHIBIT C
                               TO THIRD AMENDMENT

                                FORM OF WARRANT



THE SECURITY REPRESENTED BY THIS CERTIFICATE (THE "WARRANT") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND IS TRANSFERRABLE PURSUANT TO THE TERMS OF THIS WARRANT.

                             STOCK PURCHASE WARRANT

Date of Issuance: April 16, 2001                             Certificate No. __

        For value received, EarthCare Company (the "Company") hereby grants to _____________ or any of its permitted transferees as provided in Section 2 (the "Registered Holder") the right to purchase from the Company 75,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a price per share equal to $3.60 (such price as adjusted and readjusted from time to time in accordance with Section 3, the "Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant. Certain capitalized terms used herein are defined in Section 4.

        This Warrant is subject to the following provisions:

        Section 1.      Exercise of Warrant.

        (a) Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time during the period commencing on the date hereof and ending on April 16, 2006. If the Warrant remains unexercised, in whole or in part, on April 16, 2006, the Warrant or such unexercised part thereof shall terminate.

        (b)     Exercise Procedure.

                (i) This Warrant shall be exercised, to the extent of the number of shares of Common Stock described in clause (D) below, when the Company has received all of the following items (the "Exercise Time"):

                        (A)     the original executed copy of this Warrant;

                        (B) a completed Exercise Agreement, in the form of Exhibit A, which shall be dated the actual date of execution thereof;

                        (C) if the Registered Holder is not _____________, an Assignment in the form of Exhibit B, evidencing the assignment of this Warrant; and

                        (D) subject to clause (ii) below, a cashier's check payable to the Company or a wire transfer of immediately available funds to an account specified by the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

                (ii) Notwithstanding Section 1(b)(i)(D) above, at the election of the Registered Holder, which election shall be set forth in the Exercise Agreement, the number of shares of Common Stock being purchased upon exercise of the Warrant shall be equal to the quotient obtained by dividing (a) the product of (x) the Market Price at such Exercise Time less the Exercise Price, multiplied by (y) the number of shares of Common Stock as to which the Registered Holder elects to be issued under this clause (ii) (which election shall reduce the number of shares of Common Stock available for any subsequent exercise), by (b) the Market Price at such Exercise Time. The number of shares issued pursuant to this clause (ii) shall be excluded from the calculation of the amount paid pursuant to Section 1(b)(i)(D) above.

                (iii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder within five business days after the date of the Exercise Time.

                (iv) The Common Stock issuable upon exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be the record holder of such Common Stock at the Exercise Time.

                (v) If this Warrant is exercised in part, the Company shall, at the time of delivery of the certificate or certificates for Common Stock, unless this Warrant has then expired, issue and deliver to the Registered Holder a new Warrant evidencing the rights of the Registered Holder to purchase the aggregate number of shares of Common Stock for which this Warrant shall not have been exercised, and this Warrant shall be cancelled.

                (vi) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder for costs incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock, except the Registered Holder shall pay any issuance taxes in respect thereof.

                (vii) The Company shall not close its books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon exercise of this Warrant in any manner that interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock issuable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as are then issuable upon exercise of this Warrant. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, and upon payment of the Exercise Price therefor, shall be fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock are listed (except for official notice of issuance, which shall be immediately delivered by the Company upon each such issuance).

                (ix) Upon any exercise of this Warrant, the Company may require customary representations from the Registered Holder to assure that the issuance of the Common Stock hereunder shall not require registration or qualification under the Securities Act or any state securities laws.

        Section 2. Restrictions on Transfer. The Registered Holder shall not sell, transfer, assign, pledge or otherwise dispose of ("Transfer") any interest in this Warrant unless all of the following conditions are satisfied:

                (a) such Registered Holder and the transferee shall deliver to the Company written notice of the Transfer five business days prior to the Transfer and shall execute an Assignment substantially in the form set forth in Exhibit B, a copy of which shall be delivered to the Company within 30 days after the date of execution of such Assignment; and

                (b) such Transfer has been registered or is exempt from registration under the Securities Act and any applicable state securities laws.

        Section 3. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this
Section 3, and the number of shares of Common Stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 3.

                (a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately decreased.

                (b) Dividends and Stock Repurchases. If the Company shall declare, pay or distribute dividends upon the Common Stock (excluding a dividend referred to in Section 3(a)) in any calendar year which, in the aggregate, exceed 5% of the Market Price of the Common Stock on the date of declaration, then the Exercise Price shall be decreased by multiplying the Exercise Price immediately prior to such decrease by a fraction, (A) the denominator of which equals the product of (1) the Exercise Price immediately prior to such decrease multiplied by (2) the number of shares of Common Stock outstanding at such time and (B) the numerator of which equals the denominator as determined pursuant to clause (A) above minus the amount by which all such dividends for such calendar year, in the aggregate, exceed 5% of the Market Price of the Common Stock on such date of declaration. Any such decrease shall take effect on the record date for the dividend. If the Company shall repurchase shares of Common Stock for a per share consideration which exceeds the Exercise Price in effect immediately prior to the first such repurchase, then the Exercise Price shall be adjusted in accordance with the foregoing provisions, as if, in lieu of such repurchase, the Company had (i) paid a dividend having a fair market value equal to the fair market value of all property and cash expended in the repurchases and
        (ii) effected a reverse split of the Common Stock in the proportion necessary to reduce the number of shares of Common Stock outstanding from (A) the number of shares outstanding immediately prior to the first such repurchase to (B) the number of shares outstanding immediately following all such repurchases.

                (c) Minimum Adjustment. In the event that any adjustment made pursuant to this Section 3 would result in an adjustment to the Exercise Price of less than $0.05 per share of Common Stock, no such adjustment shall be made and such adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to an adjustment in the Exercise Price of $0.05 or more per share of Common Stock; provided that, upon any adjustment of the Exercise Price resulting from (i) the declaration of a dividend upon, or the making of any distribution in respect of, any securities of the Company payable in Common Stock or Convertible Securities or (ii) the reclassification, by subdivision, combination or otherwise, of the outstanding shares of Common Stock into a greater or smaller number of shares, the $0.05 per share number (or such number as last adjusted) shall be proportionately adjusted.

                (d) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders representing a majority of the Common Stock issuable upon exercise of the Warrants then outstanding) to insure that the Registered Holders shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore issuable upon exercise of each Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore issuable upon exercise of each Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders representing a majority of the Common Stock issuable upon exercise of the Warrants then outstanding) with respect to the Registered Holders' rights and interests to insure that the provisions of this Section 3 shall thereafter be applicable to each Warrant (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock issuable upon exercise of each Warrant, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders representing a majority of the Common Stock issuable upon exercise of the Warrants then outstanding), the obligation to deliver to the Registered Holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                (e)     Notices.

                        (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holders, setting forth in reasonable detail and certifying the calculation of such adjustment.

                        (ii) The Company shall give written notice to the Registered Holders at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                        (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

        Section 4. Definitions. The following terms shall have the meanings set forth herein for the purposes of this Warrant:

                "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                "Common Stock" means, collectively, the Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                "Market Price" means as to any security the closing sales price if such security is listed on a national securities exchange, or if not, is reported on the NASDAQ National Market System, or if there have been no sales on any such exchange or the NASDAQ National Market System on any day, the average of the highest bid and lowest asked prices at the end of such day, or if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that, if such security is listed on any national securities exchange, the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any national securities exchange or the NASDAQ National Market System or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof (based upon the pro rata ownership interest of the security without any discount thereto as a minority ownership interest) determined in good faith by the Company's Board of Directors, which determination may be based upon the most recent bona fide private offering of the same class of security by the Company to third parties within the six-month period prior to such determination.

                The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Registered Holders of Registrable Shares and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                "Registrable Shares" shall mean the Underlying Shares, except that as to any particular Underlying Shares, once issued such securities shall cease to be Registrable Shares when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.

                "Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Sections 7 and 8 hereof, including, without limitation, the following:
        (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities laws (including, without limitation, reasonable fees and disbursements of the Company's counsel in connection with state securities qualifications of the Registrable Shares under the laws of such jurisdictions as the Registered Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter);
        (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company;
        (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

                "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

                "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

                "Stockholders" means the holders of the shares of Common Stock.

                "Underlying Shares" means (i) the shares of Common Stock issued or issuable upon exercise of this Warrant and (ii) any securities issued or issuable with respect to such shares by way of any stock split, stock dividend, recapitalization or otherwise.

                "Warrants" means all warrants representing portions of the purchase rights represented by this Warrant held by any Registered Holder. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" of all Warrants regardless of the number of times new certificates representing the unexpired and unexercised purchase rights formerly represented by this Warrant shall be issued.


        Section 5. Company Representations and Warranties. The Company represents and warrants to Registered Holder as follows:

                (a) Due Organization. The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business and in good standing in all jurisdictions where such qualification is necessary to carry on its business as now conducted or as proposed by it to be conducted on the date hereof, except where failure to so qualify would not have a material adverse effect on the financial position or results of operations of the Company or any adverse effect on the ability of the Company to carry out its obligations under this Warrant.

                (b) Due Authorization. The Company has full power and authority to issue this Warrant. The execution, delivery and issuance by the Company of this Warrant have been duly and validly approved by all necessary corporate or other applicable action and no other actions or proceedings on the part of the Company are necessary to authorize this Warrant. This Warrant constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

                (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which [10,199,000] 16,897,312 shares of Common Stock are currently issued and outstanding. Except as contemplated by this Warrant, there are no securities convertible or exchangeable for shares of Common Stock or any rights or options to subscribe for or purchase any shares of Common Stock or securities convertible or exchangeable for shares of Common Stock.

                (d) Issuance of Shares. The Common Stock issuable hereunder, when issued in accordance with the provisions of this Warrant, will be duly and validly authorized and issued and will be fully paid and non-assessable. All of the Common Stock to be issued hereunder will be issued in compliance with all applicable federal and state securities laws.

        Section 6. No Voting Rights; Limitations of Liability. This Warrant shall not entitle any Registered Holder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by a Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holders shall give rise to any liability of a Registered Holder for the Exercise Price of Common Stock issuable upon exercise of this Warrant or as a stockholder of the Company.

        Section 7.      Piggyback Registrations.

                (a) If the Company proposes to register any of its common equity securities or any securities convertible into its common equity securities under the Securities Act (other than pursuant to (i) a registration on Form S-4 or any successor form, or (ii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Shares, the Company will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (each a "Piggyback Notice") and, subject to subparagraph 7(c) below, the Company will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 business days after the date of sending the Piggyback Notice (a "Piggyback Registration"), unless, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Shares would adversely interfere with such offering, affect the Company's securities in the public markets, or otherwise adversely affect the Company. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

                (b) If a Piggyback Registration is a primary registration on behalf of the Company and, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such Registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Shares requesting such registration and the holders of such other securities on the basis of the number of Shares requested for inclusion in such registration by each such holder.

                (c) If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities other than the holders of Registrable Shares, and, if the Piggyback Registration is not an underwritten offering, the Company determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of Shares requested for inclusion in such registration by each such holder.

                (d) In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering. If requested by the underwriters for any underwritten offerings by Registered Holders, under a registration requested pursuant to Section 7(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms which are customarily contained in agreements of this type. The Registered Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Registered Holders. The Registered Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Registered Holders and the Registered Holders' intended method of distribution and any other representation or warranties required by law.

        Section 8.      Registration Procedures.

                (a) The Company shall promptly notify the Registered Holders of the occurrence of the following events:

                        (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

                        (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

                        (iii) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

                        (iv)    the existence of any event, fact or
                circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

        The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Registered Holder agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in
Section 8(a)(ii), (iii) or (iv) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until the Registered Holder's receipt of written notice from the Company that such disposition may be made.

                (b) The Company shall provide to the Registered Holders, at no cost to the Registered Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Registered Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Registered Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the securities exchange or market on which the Common Stock is then listed so as to enable the Registered Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

                (c) The Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Registered Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

                (d) If any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Registered Holders and prepare and furnish to the

        Registered Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                (e) The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed.

                (f) The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                (g) The Company agrees to cooperate with the selling Registered Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Registered Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

        Section 9. Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 7 and 8 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Registered Holders shall be borne by the Registered Holder selling such Registrable Shares. Each Registered Holder shall pay the expenses of its own counsel.

        Section 10.     Indemnification.

                (a) The Company will indemnify each Registered Holder, each Registered Holder's officers and directors, and each person controlling such Registered Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Registered Holder for inclusion therein.

                (b) Each Registered Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Registered Holder for inclusion therein.

                (c)     Each party entitled to indemnification under this
        Section 10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 10 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                (d) In no event shall any Registered Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this
        Section 10 in excess of the net proceeds to such Registered Holder of any Registrable Shares sold by such Registered Holder.

        Section 11. Information to be Furnished by Registered Holders. Each Registered Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 9 hereof. If any Registered Holder fails to provide the Company with such information within 15 days of receipt of the Company's request, the Company's obligations under
Section 9 hereof, as applicable, with respect to such Registered Holder or the Registrable Shares owned by such Registered Holder shall be suspended until such Registered Holder provides such information.

        Section 12.     Rule 144 Sales.

                (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act so as to enable any Registered Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

                (b) In connection with any sale, transfer or other disposition by any Registered Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Registered Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Registered Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

        Section 13. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that, if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

        Section 14. Notices. Except as otherwise expressly provided herein, any notice, request, instruction or other document to be given hereunder shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) three business days (seven business days for overseas mail) after being deposited in the U.S. mail, certified or registered mail, postage prepaid, addressed (i) to the Company, at its principal executive offices, and (ii) to any Registered Holder, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

        Section 15. Amendment. Except as otherwise provided herein, this Warrant may be amended, modified or supplemented, but only if the Company has obtained the written consent of the Registered Holders representing a majority of the shares of Common Stock issuable upon exercise of the Warrants then outstanding.

        Section 16. Waiver. Except as otherwise provided herein, no waiver of any condition to be satisfied by the Company or of any breach of any term, covenant, representation or warranty of the Company contained in this Warrant shall be effective unless the Company has obtained the written consent of the Registered Holders representing a majority of the shares of Common Stock issuable upon exercise of the Warrants then outstanding.

        Section 17. Interpretation. The headings preceding the text of Sections and paragraphs included in this Warrant and the headings to Exhibits attached to this Warrant are for convenience only and shall not be deemed part of this Warrant or be given any effect in interpreting this Warrant. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Warrant. The use of the terms "including" or "include" shall in all cases mean "including, without limitation" or include, without limitation," respectively. Underscored references to Sections or Exhibits shall refer to those portions of this Warrant.

        Section 18. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

        Section 19. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        Section 20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and attested by its duly authorized officers and to be dated the Date of Issuance hereof.

                                        EARTHCARE COMPANY

                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------



Attest:



----------------------------
Secretary




ACCEPTED AND AGREED:


-------------------------------


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                                                       Exhibit A
                                                              Exercise Agreement

To:                                 Dated:


        The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. __), hereby subscribes for the purchase of __________ shares of the Common Stock covered by such Warrant and [makes payment herewith in full therefor at the price per share provided by such Warrant] [makes election to exercise the procedure set forth in Section 1(b)(ii)].

        By executing this Exercise Agreement, the undersigned (i) acknowledges that it has read, and agrees to be bound by, Section 2 of such Warrant and (ii) represents and warrants that (A) it is acquiring such shares of Common Stock for its own account and not with a view to or for sale in connection with any public distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), (B) it understands that such shares of Common Stock have not been registered under the Securities Act or any state securities laws and cannot be resold without registration thereunder or exemption therefrom, (C) it has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in such shares of Common Stock and has the ability to bear the economic risk of acquiring such shares of Common Stock, (D) it has been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, all information as it has requested, to answer all of its inquiries about the Company, and to enable it to make its decision to acquire such shares of Common Stock, (E) it agrees that it will not transfer all or any portion of such shares of Common Stock unless such transfer has been registered or is exempt from registration under the Securities Act and any applicable state securities laws and (F) it is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act.


                                        ------------------------------------


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

                                                                       Exhibit B

                                                                      Assignment

        FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers to the Assignee set forth below all of the rights of the undersigned under the attached Warrant (Certificate No. __) with respect to the number of shares of Common Stock set forth below:

Name of Assignee                 Address                        No. of Shares
----------------                 -------                        -------------





Dated:
                                ----------------------------



                                        By:
                                           ----------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                              -------------------------

                                   EXHIBIT D
                               TO THIRD AMENDMENT

                            FORM OF SECOND AMENDMENT

        THIS SECOND AMENDMENT dated as of April 16, 2001 (this "Amendment") is to the Guaranty dated as of February 15, 2000 (as previously amended, the "Guaranty") made by Donald F. Moorehead, Jr. and Raymond M. Cash in favor of Bank of America, N.A., as Agent, and the Lender Parties referred to in the Guaranty. Unless otherwise defined herein, capitalized terms used but not defined herein have the respective meanings set forth in the Guaranty.

        WHEREAS, the parties hereto desire to amend the Guaranty in certain respects;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

        SECTION 1 AMENDMENT. The following paragraph is inserted at the end of the Guaranty:

                Each of the undersigned agrees to deliver to the Agent promptly when available and in any event no later than the fifteenth Business Day of each month, a personal financial statement for such undersigned as of the last day of the previous month.

        SECTION 2 MISCELLANEOUS.

        2.1 Continuing Effectiveness, etc. As herein amended, the Guaranty shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the date hereof, all references in any document to the "Guaranty" or similar terms shall refer to the Guaranty, as amended hereby.

        2.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

        2.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed within the State of Illinois.

        Delivered as of the day and year first above written.



                                --------------------------------------
                                Donald F. Moorehead, Jr.




                                --------------------------------------
                                Raymond M. Cash




Accepted:

BANK OF AMERICA, N.A., as Agent



By:
   -----------------------------
Its:
    ----------------------------

                                   SCHEDULE I
                                       TO
                                THIRD AMENDMENT



Collateral to Be Pledged by Donald F. Moorehead, Jr.:

1. Membership Interests in Oak Hammock Disposal Company LLC.

2. Membership Interests in Omni Waste LLC

3. Partnership Interests in Argentum Capital Partners.

4. Partnership Interests in Argentum Medsite.

5. Partnership Interests in Productivity Fund IV

6. Ownership Interests in DLJ Asset Management Group

                                  SCHEDULE II
                                       TO
                                THIRD AMENDMENT

                       FORM OF ACKNOWLEDGMENT AND CONSENT

                                 April 16, 2001


Bank of America, N.A., as Administrative Agent
231 South LaSalle Street
Chicago, IL 60697

Dear Ladies and Gentlemen:

        Reference is made to (i) the Asset Purchase Agreement (the "Asset Purchase Agreement") between the undersigned and EarthCare Company (the "Company"), (ii) the Promissory Note (as defined in the Asset Purchase Agreement) and (iii) the License Agreement (as defined in the Asset Purchase Agreement) (the documents described in clauses (i) through (ii), and any related documents, being referred to collectively herein as the "Assigned Documents").

        Notwithstanding any provision in any of the Assigned Documents to the contrary, the undersigned acknowledges that the Company has assigned all of its right, title and interest in and to the Assigned Documents and any and all rights of the Company to receive payments thereunder to Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"), under a Security Agreement dated as of February 15, 2000 executed by the Company and various subsidiaries thereof (the "Security Agreement"). The Administrative Agent acknowledges that the assignment is not a delegation of any duty under any of the Assigned Documents, and that this Acknowledgment and Consent does not in any way limit the rights and remedies of the undersigned under any of the Assigned Documents.

        The undersigned irrevocably consents to the assignment of the Assigned Documents and any and all rights of the Company to receive payments thereunder, and agrees that, after receipt of written notice (which has not been rescinded) from the Administrative Agent that a "Default" exists under and as defined in the Security Agreement, the undersigned shall pay any amount it would otherwise have paid to the Company under the Assigned Documents directly to the Administrative Agent.

        This Acknowledgment and Consent shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Banks (as defined by reference in the Security Agreement) and their respective successors, transferees and assigns.

        This Acknowledgment and Consent shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed entirely within such state.


                                ISN NETWORLD

                                By:
                                   ----------------------------
                                Title:
                                      -------------------------



Acknowledged and Agreed:

BANK OF AMERICA, N.A., as Agent


By:
   ---------------------------
Title:
      ------------------------

                                  SCHEDULE 9.8

                                  SUBSIDIARIES




EarthLiquids Subsidiaries:
-------------------------
Magnum Environmental Services, Inc.
Magnum World Enterprises, Inc.
Magnum Property Development Corporation
Magnum East Coast Properties, Ltd.
Magnum West Coast Properties, Ltd.
Magnum North East Properties, Ltd.
International Petroleum Corporation
International Petroleum Corporation of LA
International Petroleum Corp. of Maryland
International Petroleum Corp. of Delaware
International Petroleum of Georgia
International Petroleum Corp. of Lafayette
International Petroleum Corporation of Pennsylvania
International Environmental Services, Inc.

EarthAmerica Subsidiaries:
-------------------------

All County Resource Management Corp.
Bone Dry Enterprises, Inc.
Brehms Cesspool Service, Inc.
EarthAmerica Company
EarthAmerica Distributors, Inc.
EarthCare Acquisition Sub, Inc.
EarthCare Company of Florida
EarthCare Company of Pennsylvania
EarthCare Company of New York
EarthCare Company of Texas
EARTHCARE RESOURCE MANAGEMENT OF FLORIDA, INC.
EarthLiquids Company
EC Acquisitions, Inc.
Hulsey Environmental Services, Inc.
John Hulsey Plumbing, Heating & Cooling, Inc.
[Liquid Waste Control Systems, Inc.]
Reifsneider Transportation, Inc.
[Sub-Surface Liquid Injection Company, Inc.]




                                      -27-